SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 9, 2019

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	NSYS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Heidi Grange Employment Agreement

(b)     On September 9, 2019, Nortech Systems Incorporated (the “Company”) entered into an Employment Agreement with Heidi Grange (the “Grange Agreement”) as the Company’s Senior Vice President of Human Resources effective September 9, 2019. The term of the Grange Agreement continues until September 30, 2020 which will automatically renew for successive one-year renewal terms unless either party notifies the other party in writing at least ninety days prior to expiration. Under the Grange Agreement, Ms. Grange is entitled to receive a salary equivalent to a monthly amount of $215,000 and is eligible to participate in the Company’s benefit plans. Ms. Grange is eligible for bonus compensation based upon satisfaction of specific criteria to be determined each calendar year, with a stated payout percentage of up to 40% of base salary under the bonus plan, of which $60,000 is guaranteed to Ms. Grange for the 2019 calendar year.

Upon entering into the Grange Agreement, and pursuant thereto, the Company granted Ms. Grange a 16,700 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest annually in five equal installments. The stock option has an exercise price equal to the fair market value of the Company’s common stock on the grant date and expires on September 9, 2029.

The Grange Agreement has customary non-solicitation and confidentiality provisions.

Under the Grange Agreement, if Ms. Grange’s employment is terminated by the Company without Cause (as defined in the Grange Agreement) or by Ms. Grange for Good Reason (as defined in the Grange Agreement), so long as she has signed and has not revoked a release agreement, she will be entitled to receive severance comprised of (i) her base salary in effect at time of termination for the longer of (a) the remainder of the term of the Grange Agreement or (b) nine months and (ii) certain benefits set forth in the Grange Agreement.

If Ms. Grange’s employment is terminated within 12 months after a Change of Control (as defined in the Grange Agreement) by the Company without Cause, so long as she has signed and has not revoked a release agreement, she will be entitled to receive severance comprised of (i) her base salary in effect at time of termination for the longer of (a) the remainder of the term of the Grange Agreement or (b) nine months and (ii) certain benefits set forth in the Grange Agreement.

The foregoing summary of the Grange Agreement is qualified in all respects by the Grange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

John Lindeen Employment Agreement

(b)     On September 9, 2019, Nortech Systems Incorporated (the “Company”) entered into an Employment Agreement with John Lindeen (the “Lindeen Agreement”) as the Company’s Senior Vice President of Global Operations. The term of the Lindeen Agreement continues until September 30, 2020 which will automatically renew for successive one-year renewal terms unless either party notifies the other party in writing at least ninety days prior to expiration. Under the Lindeen Agreement, Mr. Lindeen is entitled to receive a salary equivalent to a monthly amount of $211,750 an is eligible to participate in the Company’s benefit plans and equity incentive plans. Mr. Lindeen is eligible for bonus compensation based upon satisfaction of specific criteria to be determined each calendar year, with a stated payout percentage of up to 40% of base salary under the bonus plan.

The Lindeen Agreement has customary non-solicitation and confidentiality provisions.

Under the Lindeen Agreement, if Mr. Lindeen's employment is terminated by the Company without Cause (as defined in the Lindeen Agreement) or by Mr. Lindeen for Good Reason (as defined in the Lindeen Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Lindeen Agreement or (b) nine months and (ii) certain benefits set forth in the Lindeen Agreement.

If Mr. Lindeen’s employment is terminated within 12 months after a Change of Control (as defined in the Lindeen Agreement) by the Company without Cause, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the Lindeen Agreement or (b) nine months and (ii) certain benefits set forth in the Lindeen Agreement.

The foregoing summary of the Lindeen Agreement is qualified in all respects by the Lindeen Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Constance Beck Amendment to Employment Agreement

(b)     On September 9, 2019, Nortech Systems Incorporated (the “Company”) entered into an Amendment to Employment Agreement with Constance Beck, the Company’s Chief Financial Officer and Vice President ("Beck Amendment") effective as of January 8, 2019. Under the terms of the Beck Amendment, the term of Ms. Beck’s employment continues until January 8, 2020 which will automatically renew for successive one-year renewal terms unless either party notifies the other party in writing at least ninety days prior to expiration.

The foregoing summary of the Beck Amendment is qualified in all respects by the Beck Amendment, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

10.1	Employment Agreement between Nortech Systems Inc. and Heidi Grange (furnished)
10.2	Employment Agreement between Nortech Systems Inc. and John Lindeen (furnished)
10.3	Amendment to Employment agreement between Nortech Systems, Inc. and Constance Beck (furnished)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2019

Nortech Systems Incorporated
(Registrant)

/s/ Constance M. Beck
Constance M. Beck Chief Financial Officer

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